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                                                                   EXHIBIT 10.43


                      NON-QUALIFIED STOCK OPTION AGREEMENT

                               ALLOY ONLINE, INC.

      AGREEMENT made as of __________________ between Alloy Online, Inc. (the "Company"), a Delaware corporation, and Neil Vogel (the "Participant").

      WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, par value $.01 per share (the "Shares"), under and for the purposes set forth in the Company's Restated 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"); and

      WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

      WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Option.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

      1. GRANT OF OPTION. The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of [THE TOTAL OF THE SHARES IN SECTION 3 BELOW] Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

      2. PURCHASE PRICE. The purchase prices of the Shares covered by the Option shall be as set forth in Section 3 below, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

      3. EXERCISABILITY OF OPTION. Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows:

      on or after [THE DATE OF              up to [25,000 MINUS 100,000
      COMMENCEMENT OF EMPLOYMENT]           DIVIDED BY THE IPO PRICE]
                                            Shares at [PRICE PER SHARE EQUAL TO
                                            THE PRICE TO THE PUBLIC IN THE IPO
                                            (BEFORE COMMISSIONS AND EXPENSES)
                                            (THE "IPO PRICE")]
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      on or after the [FIRST ANNIVERSARY    up to an additional [25,000
      OF DATE OF COMMENCEMENT OF            MINUS 100,000 DIVIDED BY THE
      EMPLOYMENT]                           IPO PRICE]  Shares at [PRICE
                                            PER SHARE EQUAL TO THE IPO
                                            PRICE]
      on or after the [SECOND ANNIVERSARY   up to an additional [50,000
      OF DATE OF COMMENCEMENT OF            MINUS 100,000 DIVIDED BY 120%
      EMPLOYMENT]                           OF THE IPO PRICE]  Shares at
                                            [PRICE PER SHARE EQUAL TO
                                            120% OF THE IPO PRICE]
      on or after the [THIRD ANNIVERSARY    up to an additional [75,000
      OF DATE OF COMMENCEMENT OF            MINUS 100,000 DIVIDED BY 150%
      EMPLOYMENT]                           OF THE IPO PRICE]  Shares at
                                            [PRICE PER SHARE EQUAL TO
                                            150% OF THE IPO PRICE]
      on or after the [FOURTH ANNIVERSARY   up to an additional [95,000
      OF DATE OF COMMENCEMENT OF            MINUS 100,000 DIVIDED BY 175%
      EMPLOYMENT]                           OF THE IPO PRICE]  Shares at
                                            [PRICE PER SHARE EQUAL TO
                                            175% OF THE IPO PRICE]
      The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

      (i) If a Change of Control (as hereinafter defined) occurs while the Employee is an employee, director or consultant of the Company or of an Affiliate, the Option shall accelerate and become fully exercisable immediately prior to the effectiveness of such Change of Control; and

      (ii) If the Employee's employment is terminated by the Employee's employer without "cause" (as defined in the Plan), the Option shall accelerate and become fully exercisable upon the effectiveness of such termination of employment.

      As used herein, "Change of Control" means that any of the following events has occurred:

      (a) Any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), other than the Company, any employee benefit plan of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Securities Exchange Act) becomes the beneficial owner or owners (as defined in Rule 13d-3 and 13d-5 promulgated under the Securities Exchange Act), directly or indirectly, of more than fifty percent (50%) of the outstanding Common Stock of the Company, or otherwise becomes entitled to vote more than fifty percent (50%) of the voting power entitled to be cast at elections for directors ("Voting Power") of the Company;


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      (b) A consolidation or merger of the Company pursuant to which the holders of the Company's shares of Common Stock immediately prior to such merger or consolidation would not be the holders, directly or indirectly, immediately after such merger or consolidation of more than fifty percent (50%) of the Voting Power of the entity surviving such transaction;

      (c) The sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

      (d) The liquidation or dissolution of the Company or the Company ceasing to do business.

      4. TERM OF OPTION. The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

      If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment by the Employee's employer for any reason, the Option may be exercised, if it has not previously terminated, within three (3) months after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment. Notwithstanding the foregoing, in the event of the Employee's Disability or death within three (3) months after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one (1) year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option. Notwithstanding the foregoing, in the event of the Participant's Disability or death within three (3) months after the termination of employment, directorship or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

      Notwithstanding any other provision of this Agreement, in the event the Employee's employment is terminated by the Employee's employer without "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within the originally prescribed term of the Option.

      In the event the Participant's employment, directorship or consultancy is terminated by the Company or an Affiliate for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate.

      Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

      In the event of the Disability of the Participant, as determined in accordance with the


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Plan, the Option shall be exercisable within one (1) year after the
Participant's termination of service or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

      (a) To the extent exercisable but not exercised as of the date of Disability; and

      (b) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Options a would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

      In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

      (x) To the extent exercisable but not exercised as of the date of death;
and

      (y) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Participant's death.

      5. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.


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      6. PARTIAL EXERCISE. Exercise of this Option to the extent above stated
may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

      7. NON-ASSIGNABILITY. The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Except as provided in the previous sentence, the Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

      8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

      9. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference, provided, however, that in the event of an Acquisition (as defined in Section 16B of the Plan) that also constitutes a Change of Control (as defined herein), the Option shall become fully exercisable immediately prior to the effectiveness of and for the purposes of such Acquisition.


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      10. TAXES. The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility. The Participant agrees that the Company may withhold from the Participant's remuneration, if any, the appropriate amount of federal, state and local withholding attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

      11. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

      (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

      "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

      (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

      12. RESTRICTIONS ON TRANSFER OF SHARES. If, in connection with a registration statement filed by the Company pursuant to the Securities Act, the Company or its


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underwriter so requests, the Participant will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

      13. NO OBLIGATION TO MAINTAIN RELATIONSHIP. The Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or consultant of the Company.

      14. NOTICES. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by hand delivery or by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

      If to the Company to:      The Company at its principal business office.

      If to the Participant to:  The Participant at the address set forth below.

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

      15. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

      16. BENEFIT OF AGREEMENT. Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

      17. ENTIRE AGREEMENT. This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

      18. MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

      19. WAIVERS AND CONSENTS. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.


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      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

                                    ALLOY ONLINE, INC.

                                    By:_______________________________________
                                       Name
                                       Title


                                    PARTICIPANT

                                    __________________________________________
                                    Signature

                                    Neil Vogel________________________________
                                    Print Name

                                    Address___________________________________


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                                    Exhibit A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                          [FORM FOR REGISTERED SHARES]

TO:   ALLOY ONLINE, INC.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

      I hereby exercise my Non-Qualified Stock Option to purchase ____ shares (the "Shares") of the common stock, par value $.01 per share, of Alloy Online, Inc. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated
__________________________.

      I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

      I am paying the option exercise price for the Shares as follows:__________
_____________________

      Please issue the stock certificate for the Shares (check one):   [  ]
to me; or   [  ] to me and ____________________________, as joint tenants with right of survivorship and mail the certificate to me at the following address: ___________________________

      My mailing address for shareholder communications, if different from the address listed above, is:__________________________________________________


                                    Very truly yours,

                                    __________________________________________
                                    Participant (signature)

                                    __________________________________________
                                    Print Name

                                    __________________________________________
                                    Date

                                    __________________________________________
                                    Social Security Number


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